UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2024

First Advantage Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-31666	84-3884690
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Concourse Parkway NE Suite 200
Atlanta, Georgia		30328
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 888 314-9761

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	FA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 7, 2024, First Advantage Corporation (the "Company") held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, 139,074,110 shares of the Company’s common stock, or approximately 96% of the 145,195,872 shares entitled to vote at the Annual Meeting, were present in person or by proxy. Below are the final voting results for the following three proposals submitted to the Company’s stockholders, each of which is described in more detail in the Company’s definitive proxy statement for the Annual Meeting, dated April 25, 2024, filed with the Securities and Exchange Commission.

Proposal No. 1-Election of Directors. The stockholders elected the individuals listed below as Class III directors to serve on the Company’s Board of Directors for a three-year term expiring in 2027. The voting results were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Joseph Osnoss	110,588,707	26,747,208	1,738,195
John Rudella	123,334,028	14,001,887	1,738,195
Judith Sim	120,549,784	17,199,813	1,324,513

Proposal No. 2-Ratification of Independent Registered Public Accounting Firm. The stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The voting results were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
138,981,176	45,122	47,812	N/A

Proposal No. 3-Advisory Vote on Compensation of Named Executive Officers. The stockholders approved, on an advisory (non-binding) basis, the compensation of our named executive officers. The voting results were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
136,103,838	1,668,866	426	1,300,980

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST ADVANTAGE CORPORATION

Date:	June 10, 2024	By:	/s/ David L. Gamsey
Name: David L. Gamsey Title: Executive Vice President & Chief Financial Officer